Exhibit 99.1

Alpha Healthcare Acquisition Corp. III Announces Merger with Carmell Therapeutics, a Phase 2 Stage Biotechnology Platform Company Developing Allogeneic Plasma-based Biomaterials for Bone and Soft Tissue Healing Indications

January 4, 2023 17:00 ET

NEW YORK and Pittsburgh, PA, Jan. 4, 2023 – Alpha Healthcare Acquisition Corp. III (Nasdaq: ALPA) (“ALPA”), a special purpose acquisition company led by Mr. Rajiv Shukla, today announced the execution of a definitive business combination agreement with Carmell Therapeutics Corporation (“Carmell™”), a Phase 2-stage biotechnology platform company developing allogeneic plasma-based biomaterials for bone and soft tissue healing indications.

Upon closing of the transaction, ALPA will be renamed Carmell Therapeutics Corporation (the “Combined Company”). Mr. Shukla will serve as Chairman and Mr. Randy Hubbell will serve as Chief Executive Officer of the Combined Company. The Combined Company’s common stock is expected to be listed on the Nasdaq Capital Market under the ticker symbol “CTCX.”

Carmell Highlights

1. Phase 2-stage biotechnology platform company with multiple product candidates designed to be:

•	Allogeneic: no need for (a) extraction of blood from patients (b) capital equipment to harvest biomaterials at the clinical care facility (c) staff training.
•

Ready to use off-the-shelf: (a) assured levels of biomaterials (b) formulated to be available over weeks and months, providing sustained local tissue bioavailability of growth factors and other bioactive molecules important for healing (c) eliminate waiting time for tissue processing (d) eliminate the need to harvest tissue from a patient with existing morbidity.

2. Anticipated clinical applications

•	Orthopedic Healing:
•	Tibia Fractures: to treat open fractures of the shinbone that require intramedullary rodding.
•	Fusion hindfoot or ankle arthrodesis: to aid surgical fusion of foot/ankle joint in degenerative arthritis.
•	Spinal Fusion: to aid surgical fusion of spinal vertebrae due to deformity, injury or degenerative disease.
•	Dental Bone Graft: an alternative to bone grafting in dental restoration/implants.
•	Soft Tissue Healing:
•	Surgical/Chronic Wounds: to promote healing after surgical incisions or open wounds caused due to diseases such as diabetic foot ulcers.
•	Alopecia: to promote regrowth of hair in men and women.
•	Cosmetic Skin Rejuvenation: to improve the appearance of damaged/aged skin.

3. Clinical Proof of Concept: Previous Phase 2 trial (HEAL I) in open tibia fractures suggested that the product candidate may accelerate bone healing and reduce rate of infections.

4. Fast Track designation granted by the U.S. FDA for tibia fracture (lead) indication.

5. 21 issued patents. Proprietary biomanufacturing know-how and trade secrets.

6. In-house manufacturing with 11 release tests developed for lot-to-lot consistency. ISO 13485 certified.

Said Mr. Hubbell, CEO of Carmell, “The business combination of Alpha and Carmell, allows us to advance the clinical development of our platform technology, to add significant regenerative medicine experience to the Carmell™ board of directors and to access high-quality institutional investors.”

Said Mr. Shukla, Chairman & CEO of ALPA, “Carmell’s patent-protected technology is designed to enable the application of allogeneic biomaterials across a wide variety of orthopedic and soft tissue applications. By potentially accelerating healing time and reducing the rate of infections, Carmell’s product candidates, if approved, are expected to significantly improve patient outcomes and reduce cost to payors.”

Transaction Overview

Under the terms of the proposed transaction, Carmell’s shareholders will receive an aggregate of 15 million shares of ALPA’s Class A common stock (the “Class A Shares”) in exchange for their existing Carmell shares, as contemplated by the terms of the business combination agreement. Assuming that no ALPA shareholders elect to redeem their shares, the market capitalization of the Combined Company will be approximately $328 million and it is estimated that the current shareholders of Carmell will own approximately 46% of the issued and outstanding shares in the Combined Company at closing. The Combined Company is expected to receive gross proceeds of approximately $154 million at the closing of the transaction assuming no redemptions. The transaction has been approved by each of ALPA’s and Carmell’s Board of Directors and is subject to the approval of ALPA and Carmell shareholders and other customary conditions. The transaction is expected to close in H1, 2023.

Additional information about the transaction will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by ALPA with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. In addition, ALPA intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

About Carmell

Carmell Therapeutics, is a Phase 2 stage biotechnology platform company developing allogeneic plasma-based biomaterials that are designed to boost innate regenerative pathways across a variety of bone and soft tissue indications. The Company received FDA clearance for a Phase 2-stage clinical trial designed to study accelerated healing and reduced infections in open tibia (shinbone) fractures with intramedullary rodding. The Company expects to initiate a Phase 2 trial for Foot/Ankle Fusion in Q3, 2023. Pre-clinical development is also underway in Spinal Fusion, Dental Bone Graft Substitute, Androgenetic Alopecia, Surgical/Chronic Wound Healing and Cosmetic Skin Rejuvenation. For more information, visit www.carmellrx.com.

About Alpha Healthcare Acquisition Corp. III

Alpha Healthcare Acquisition Corp. III is a special purpose acquisition company formed for the purpose of effecting a business combination with one or more businesses in the healthcare sector. The company was founded by Mr. Rajiv Shukla who has over two decades of buyouts, investments and operations experience in the healthcare industry. Mr. Shukla previously served as Chairman and Chief Executive Officer of Constellation Alpha Capital Corp., a Nasdaq-listed special purpose acquisition company, that merged with DermTech, Inc (ticker: DMTK) in August 2019 and as Chairman and Chief Executive Officer of Alpha Healthcare Acquisition Corp. that merged with Humacyte, Inc. (ticker: HUMA) in August 2021.

Important Information About the Merger and Where to Find It

A full description of the terms of the business combination will be provided in a registration statement on Form S-4 to be filed with the SEC by ALPA that will include a prospectus with respect to the Combined Company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of ALPA to vote on the business combination. ALPA urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about ALPA, Carmell and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of ALPA as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Alpha Healthcare Acquisition Corp. III, Attn: Secretary, 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ALPA and Carmell and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of ALPA is set forth in ALPA’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on July 27, 2021, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Alpha Healthcare Acquisition Corp. III, Attn: Secretary, 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the ALPA shareholders in connection with the proposed business combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the business combination, the proceeds of the business combination, the initial market capitalization of the Combined Company and the benefits of the business combination, as well as statements about the potential attributes and benefits of Carmell’s product candidates and the format and timing of Carmell’s product development activities and clinical trials. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the business combination due to the failure to obtain approval from ALPA’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the business combination, the outcome of any legal proceedings that may be instituted against ALPA or Carmell following announcement of the proposed business combination and related transactions, the impact of COVID-19 on Carmell’s business and/or the ability of the parties to complete the business combination, the ability to obtain or maintain the listing ALPA’s common stock on Nasdaq following the proposed business combination, costs related to the proposed business combination, changes in applicable laws or regulations, the possibility that ALPA. or Carmell may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by ALPA with the SEC and those included under the header “Risk Factors” in the final prospectus of ALPA related to its initial public offering. Most of these factors are outside of ALPA’s and Carmell’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Carmell Investor Contact:

Sebby Borriello

Chief Business Officer, Carmell

Sborriello@carmellrx.com

ALPA Contact:

Patrick Sturgeon

Chief Financial Officer

info@alphaspac.com